UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2024

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)    The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Live Oak Bancshares, Inc. (the “Company”) was held on May 21, 2024. On March 22, 2024, the record date for the Annual Meeting, 44,936,357 shares of the Company’s voting common stock were issued and outstanding, of which 41,727,609 were present for purposes of establishing a quorum.

(b)    Shareholders voted on the following matters at the Annual Meeting:

(1)     Shareholders elected Tonya W. Bradford, William H. Cameron, Diane B. Glossman, Glen F. Hoffsis, David G. Lucht, James S. Mahan III, Miltom E. Petty, Neil L. Underwood, Yousef A. Valine, and William L. Williams III to the Board of Directors for terms of one year;

(2)    Shareholders approved an amendment of the Company’s Second Amended and Restated 2014 Employee Stock Purchase Plan to increase the number of shares of voting common stock issuable under such plan;

(3)    Shareholders approved a non-binding, advisory proposal to approve compensation paid to the Company’s named executive officers;

(4)    Shareholders ratified FORVIS, LLP as the Company’s independent auditor for 2024.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to such matter.

Item	For	Against	Withheld/Abstain	Broker Non-Votes
Election of Directors

Tonya W. Bradford	25,952,422	__	7,412,467	8,362,720
William H. Cameron	25,816,788	__	7,548,101	8,362,720
Diane B. Glossman	24,874,929	__	8,489,960	8,362,720
Glen F. Hoffsis	30,601,992	__	2,762,897	8,362,720
David G. Lucht	31,965,013	__	1,399,876	8,362,720
James S. Mahan III	32,794,421	__	570,468	8,362,720
Miltom E. Petty	26,823,544	__	6,541,345	8,362,720
Neil L. Underwood	33,027,004	__	337,885	8,362,720
Yousef A. Valine	27,659,730	__	5,705,159	8,362,720
William L. Williams III	32,988,141	__	376,748	8,362,720

Amendment of the Company’s 2014 Amended and Restated Employee Stock Purchase Plan	33,200,363	150,770	13,756	8,362,720

Advisory proposal to approve compensation paid to the Company’s named executive officers	25,458,768	7,841,289	64,832	8,362,720

Ratification of the Selection of FORVIS, LLP as Independent Auditor of the Company for 2024	41,520,336	75,455	131,818	8,362,720

(c)    Not applicable.

(d)    Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: May 23, 2024	By:	/s/ Gregory W. Seward
Gregory W. Seward General Counsel